UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2012

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31313 (Commission File Number)	88-0409160 (IRS Employer Identification No.)

47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 637-0315

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 4, 2012, at the annual meeting of stockholders (the “Annual Meeting”) of Broadwind Energy, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 150,000,000 shares to 300,000,000 shares (the “Share Increase Amendment”).  The complete text of the Share Increase Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Share Increase Amendment was filed with the Secretary of State of Delaware and became effective on May 4, 2012.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 4, 2012, the Annual Meeting was held.  Matters voted on by stockholders included: (i) election of six Directors to hold office for a term of one year or until their successors are duly elected and qualified, (ii) a non-binding advisory vote to approve the Company’s executive compensation (“Say-on-Pay” vote), (iii) the approval of the proposed amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000, (iv) the amendment of the Company’s 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan to 6,910,510 to provide sufficient authorized shares to settle certain awards granted to senior executives in December 2011, (v) the approval of the adoption of the Company’s 2012 Equity Incentive Plan, (vi) the grant of authority to the Company’s Board of Directors to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock of not less than 1:5 and not more than 1:10, if and when determined by the Board, and (vii) ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2012.  The results of the stockholders’ votes are reported below:

1.               With respect to the election of directors, the following directors were elected by the indicated votes:

NAME OF CANDIDATE	FOR	WITHHELD	BROKER NON-VOTE

Charles H. Beynon	79,854,846	889,122	36,101,917

Peter C. Duprey	79,922,875	821,093	36,101,917

William T. Fejes, Jr.	79,631,464	1,112,504	36,101,917

Terence P. Fox	79,374,092	1,369,876	36,101,917

David P. Reiland	79,656,952	1,087,016	36,101,917

Thomas A. Wagner	79,861,064	882,904	36,101,917

2.               With respect to the non-binding advisory vote to approve the Company’s executive compensation (“Say-on-Pay” vote):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

72,567,152	7,957,082	219,734	36,101,917

3.               With respect to the approval of the proposed amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

71,657,215	8,999,499	87,254	36,101,917

4.               With respect to the amendment of the Company’s 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan to 6,910,510 to provide sufficient authorized shares to settle certain awards granted in December 2011:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

67,633,845	12,961,219	148,904	36,101,917

5.  With respect to the approval of the adoption of the Company’s 2012 Equity Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

72,819,862	7,658,199	265,907	36,101,917

6.  With respect to the grant of authority to the Company’s Board of Directors to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock of not less than 1:5 and not more than 1:10, if and when determined by the Board:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

73,858,118	6,801,316	84,534	36,101,917

7.  With respect to the ratification of the Company’s appointment of Grant Thornton LLP:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

115,874,857	596,957	374,071	—

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment to the Certificate of Incorporation of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

May 4, 2012	By:	/s/ Stephanie K. Kushner
Stephanie Kushner
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Amendment to the Certificate of Incorporation of the Company